Putnam
Growth
Opportunities
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Given the tumultuous environment that dominated Putnam Growth
Opportunities Fund's semiannual period in the wake of the terrorist attacks and then the difficulties with Enron and Tyco, performance for the six months ended January 31, 2002, though still negative, represents a significant improvement over the prior year's results.

We are not out of the woods yet, but signs are beginning to appear that suggest the economic and market fundamentals are not as dire as many observers believed in the weeks immediately following September 11. However, exactly when investors will regain their confidence and re-enter the market remains to be seen.

As you will note in this report, we are now simply listing the name of the team responsible for the fund's management rather than individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Large-Cap Growth Team

For growth stock investors, the first half of the fiscal year ended January 31, 2002, was one of the most trying in recent memory. In the early stages of this period, it seemed the economy was going to break in one of two ways: it would either snap out of its doldrums or skid into a recession. The terrorist attacks of September 11 negated a business recovery and assured us of at least six more months of discouraging economic news. These events had an obvious impact on Putnam Growth Opportunities Fund, exacerbating two years of disappointing results. Your fund underperformed its benchmark, the Russell 1000 Growth Index, for the semiannual period, and lagged behind most funds in its Lipper category for the full year ended January 31, 2002. More details can be found on page 6.

Total return for 6 months ended 1/31/02

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -11.46%  -16.55%  -11.80% -16.21%  -11.78% -12.66%  -11.70% -14.81%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND'S LARGE-COMPANY FOCUS WORKED AGAINST IT

While we recognize that this underperformance is disturbing to shareholders, it is important to understand that it was a natural outgrowth of your fund's investment strategy under the extreme market conditions we have experienced. The fund is focused exclusively on large growth companies, which have been among the hardest hit in this difficult environment. These companies experienced tremendous gains during the boom years of the late 1990s, as big firms capitalized on improved technologies, productivity gains, and opportunistic acquisitions. Incremental revenue gains directly translated into higher earnings, which further propelled their stock prices. But when the economy began to sputter in 2000, large growth companies, many with diverse lines of business and huge infrastructure needs, were particularly vulnerable. Their revenues declined while their costs continued to rise. Profits plunged, and their share prices fell accordingly.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals        16.7%

Electronics            11.8%

Software                9.5%

Retail                  8.3%

Conglomerates           5.9%

Footnote reads:
*Based on net assets as of 1/31/02. Holdings will vary over time.

The past six months have seen other economic problems as well, including a loss of consumer confidence and a retrenchment in business spending. The collapse of Enron hurt the fund's other energy holdings, and even the fund's defensive stocks, or those that are typically expected to hold up in tough economies, did not fare well. Health-care companies, for example, delivered disappointing results, in part because of expirations on patents. Our belief, however, is that your fund will regain its momentum once the economy rebounds, when large growth companies traditionally flourish.

* KEY SECTORS DID NOT MEET EXPECTATIONS

A number of specific factors contributed to your fund's poor performance. Early in the period, anticipating an economic turnaround, we overweighted the fund's position in financial stocks relative to the fund's benchmark, the Russell 1000 Growth Index. But the financial sector can often be among the hardest hit in a recession, as customers stop borrowing money for new purchases or cease repaying existing business or consumer loans. Fund holding Providian Financial performed below our expectations. We sold the position shortly after the end of the reporting period. Likewise, stock of Capital One Financial disappointed, but we have faith in the company and believe the stock price will recover. We continue to hold shares of the company.

Technology has long been a mainstay in the portfolio, and over the past six months we increased the fund's exposure. The results were mixed. For example, we believed that cell phone sales would be strong during this period, but stocks of QUALCOMM, Nokia, and Flextronics International did not perform as well as we expected. While cell phone sales improved in the aftermath of the terrorist attacks, they were weak for the Christmas season, as consumers flocked to other electronic gadgets, including DVD players and digital cameras. However, our decision to boost semiconductor holdings was more successful, as companies such as Maxim Integrated Products, KLA-Tencor, and LSI Logic performed well, and we believe this sector has the potential to do even better once the economy recovers.

Fund Profile

Putnam Growth Opportunities Fund seeks capital appreciation by investing in very large U.S. companies. The fund targets established companies that are leaders in their industries and have the potential to grow rapidly. The concentrated portfolio may be appropriate for investors who are willing to assume above-average risk in pursuit of above-average growth.


While Enron's fall has been a blow to many investors, your fund had only a small position in this energy company. When we liquidated those shares in October, the fund realized a loss. However, we are gratified that we sold when we did, as the loss could have been much greater. Unfortunately, the market punished other energy stocks for Enron's problems and this hurt two other fund holdings, Dynegy and Mirant Corp. We reduced our exposure to this volatility by selling the fund's shares of Mirant shortly after the end of the reporting period. We continue to hold Dynegy.

* TYCO UNCERTAINTY HURT RETURNS

For a number of years, one of the fund's largest holdings has been Tyco International, a manufacturing conglomerate that has grown rapidly through acquisitions and has been a consistent performer. In the middle of January, Tyco announced that second-quarter earnings would fall short of analysts' estimates. Given the economic environment, the announcement was not inconsistent with forecasts of weak earnings from many other companies. However, a week later, Tyco announced a proposed breakup of the company into four separate pieces. We believe this plan will clarify the company's business lines and ultimately benefit shareholders. However, the complexity of Tyco's businesses has invited comparisons with Enron and elicited accusations about its accounting practices, all of which has badly hurt Tyco's stock. (During one two-week period, the share price lost more than 50 percent of its value.) We disagree with those who compare Tyco to Enron, and we have confidence in Tyco's business plan and have maintained the company as one of our largest holdings. While this confidence was not rewarded during the semiannual period, Tyco's share price had begun to recover at the time this report was being written.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

Intel Corp.
Electronics

General Electric Co.
Conglomerates

Wal-Mart Stores, Inc.
Retail

Lowe's Companies, Inc.
Retail

Maxim Integrated Products, Inc.
Electronics

Johnson & Johnson
Pharmaceuticals

Cisco Systems, Inc.
Communications equipment

Philip Morris Companies, Inc.
Tobacco

Footnote reads:
These holdings represent 41.1% of the fund's net assets as of 1/31/02. Portfolio holdings will vary over time.

We reduced the fund's holdings in General Electric, stemming from concerns about its aircraft and energy businesses, and we also pared our holdings in a number of media and entertainment stocks, including AOL Time Warner and Viacom. We believed those companies had become overvalued, and we used the sale of those shares to raise money for acquisitions of semiconductor stocks.

* PORTFOLIO POSITIONED FOR AN IMPROVING ENVIRONMENT

As we prepare this report, the economy seems to be emerging from the recession. Although markets continue to lack earnings momentum, we remain focused on stocks of companies with sound business models that will perform well in any economy. We urge the shareholders of this fund to maintain a long-term perspective on performance. We anticipate that an economic recovery will spur businesses to spend again, particularly on technology and other infrastructure needs that have been neglected over the past two years. Further, we anticipate that consumer spending will increase as investor confidence returns. We believe the rebound will be meaningful and that your fund will be well positioned to take advantage of it.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its assets in fewer stocks, which can affect your fund's performance.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.


TOTAL RETURN FOR PERIODS ENDED 1/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (10/2/95)       (8/1/97)        (2/1/99)        (8/1/97)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months        -11.46% -16.55% -11.80% -16.21% -11.78% -12.66% -11.70% -14.81%
------------------------------------------------------------------------------
1 year          -35.91  -39.60  -36.38  -39.56  -36.38  -37.01  -36.30  -38.53
------------------------------------------------------------------------------
5 years          30.65   23.17   25.70   23.70   26.08   26.08   27.19   22.75
Annual average    5.49    4.26    4.68    4.35    4.74    4.74    4.93    4.19
------------------------------------------------------------------------------
Life of fund     90.39   79.41   80.77   80.77   81.84   81.84   83.41   77.04
Annual average   10.71    9.67    9.80    9.80    9.91    9.91   10.06    9.44
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/02

                         Russell 1000           S&P 500          Consumer
                         Growth Index            Index          price index
------------------------------------------------------------------------------
6 months                   -6.51%                -6.01%           0.11%
------------------------------------------------------------------------------
1 year                    -26.88                -16.15            1.08
------------------------------------------------------------------------------
5 years                    36.58                 54.18           11.42
Annual average              6.43                  9.05            2.19
------------------------------------------------------------------------------
Life of fund               89.33                114.53           15.93
Annual average             10.61                 12.81            2.36
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and class M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance data for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/02

                  Class A      Class B       Class C        Class M
------------------------------------------------------------------------------
Distributions
(number)*           --           --            --             --
------------------------------------------------------------------------------
Share value:   NAV     POP      NAV           NAV         NAV     POP
------------------------------------------------------------------------------
7/31/01      $16.23  $17.22    $15.76        $15.96      $15.90  $16.48
------------------------------------------------------------------------------
1/31/02       14.37   15.25     13.90         14.08       14.04   14.55
------------------------------------------------------------------------------

*The fund did not make any distributions during the period.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (10/2/95)       (8/1/97)        (2/1/99)        (8/1/97)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -14.01% -18.94% -14.36% -18.64% -14.35% -15.21% -14.29% -17.27%
------------------------------------------------------------------------------
1 year          -32.22  -36.13  -32.76  -36.12  -32.75  -33.42  -32.67  -35.02
------------------------------------------------------------------------------
5 years          44.32   36.01   38.84   36.84   39.34   39.34   40.33   35.37
Annual average    7.61    6.34    6.78    6.47    6.86    6.86    7.01    6.24
------------------------------------------------------------------------------
Life of fund     96.75   85.40   86.89   86.89   88.03   88.03   89.55   82.97
Annual average   11.44   10.38   10.52   10.52   10.63   10.63   10.77   10.15
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell 1000 Growth Index* is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index* is an unmanaged index of common stock performance.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Indexes assume reinvestment of all distibutions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2002 (Unaudited)

COMMON STOCKS (98.8 %) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------------------------------------------
            215,300 Northrop Grumman Corp.                                                           $   24,029,633

Banking (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,096,300 Bank of New York Company, Inc. (The)                                                 44,926,374

Beverage (1.2%)
-------------------------------------------------------------------------------------------------------------------
            840,700 PepsiCo, Inc.                                                                        42,110,663

Biotechnology (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,124,500 MedImmune, Inc. (NON)                                                                47,645,065

Broadcasting (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,358,000 Echostar Communications Corp. Class A (NON)                                          37,073,400
          1,192,700 Univision Communications, Inc. Class A (NON)                                         41,720,646
                                                                                                      -------------
                                                                                                         78,794,046

Communications Equipment (5.3%)
-------------------------------------------------------------------------------------------------------------------
          5,257,600 Cisco Systems, Inc. (NON)                                                           104,100,480
            754,300 Nokia OYJ ADR (Finland)                                                              17,688,335
          1,465,100 QUALCOMM, Inc. (NON)                                                                 64,537,655
                                                                                                      -------------
                                                                                                        186,326,470

Computers (5.7%)
-------------------------------------------------------------------------------------------------------------------
          2,713,200 Dell Computer Corp. (NON)                                                            74,585,868
          1,195,500 Hewlett-Packard Co.                                                                  26,432,505
            703,700 IBM Corp.                                                                            75,922,193
            769,300 VeriSign, Inc. (NON)                                                                 23,740,598
                                                                                                      -------------
                                                                                                        200,681,164

Conglomerates (5.9%)
-------------------------------------------------------------------------------------------------------------------
          3,873,800 General Electric Co.                                                                143,911,670
          1,816,100 Tyco International, Ltd. (Bermuda)                                                   63,835,915
                                                                                                      -------------
                                                                                                        207,747,585

Consumer Finance (1.3%)
-------------------------------------------------------------------------------------------------------------------
            883,200 Capital One Financial Corp.                                                          44,310,144
            391,800 Providian Financial Corp.                                                             1,508,430
                                                                                                      -------------
                                                                                                         45,818,574

Consumer Goods (0.5%)
-------------------------------------------------------------------------------------------------------------------
            330,200 Colgate-Palmolive Co.                                                                18,870,930

Electronics (11.8%)
-------------------------------------------------------------------------------------------------------------------
          1,025,900 Broadcom Corp. Class A (NON)                                                         43,569,973
          1,612,900 Flextronics International, Ltd. (Singapore) (NON)                                    35,806,380
          4,473,300 Intel Corp.                                                                         156,744,432
          2,347,000 LSI Logic Corp. (NON)                                                                38,913,260
          2,055,800 Maxim Integrated Products, Inc. (NON)                                               114,076,342
          2,327,100 Solectron Corp. (NON)                                                                27,273,612
                                                                                                      -------------
                                                                                                        416,383,999

Entertainment (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,759,700 Viacom, Inc. Class B (NON)                                                           70,370,403

Financial (3.2%)
-------------------------------------------------------------------------------------------------------------------
            939,100 Citigroup, Inc.                                                                      44,513,340
            851,800 Fannie Mae                                                                           68,953,210
                                                                                                      -------------
                                                                                                        113,466,550

Food (0.7%)
-------------------------------------------------------------------------------------------------------------------
            708,400 Kraft Foods, Inc. Class A                                                            26,253,304

Health Care Services (3.8%)
-------------------------------------------------------------------------------------------------------------------
          1,049,100 HCA, Inc.                                                                            44,586,750
            847,400 McKesson Corp.                                                                       32,624,900
            788,100 UnitedHealth Group, Inc.                                                             58,595,235
                                                                                                      -------------
                                                                                                        135,806,885

Insurance (2.2%)
-------------------------------------------------------------------------------------------------------------------
            827,900 American International Group, Inc.                                                   61,388,785
            193,500 XL Capital, Ltd. Class A (Bermuda)                                                   17,051,220
                                                                                                      -------------
                                                                                                         78,440,005

Investment Banking/Brokerage (3.0%)
-------------------------------------------------------------------------------------------------------------------
            161,500 Lehman Brothers Holdings, Inc.                                                       10,460,355
            472,500 Merrill Lynch & Company, Inc.                                                        24,088,050
          1,322,400 Morgan Stanley Dean Witter & Co.                                                     72,732,000
                                                                                                      -------------
                                                                                                        107,280,405

Lodging/Tourism (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,382,100 Cendant Corp. (NON)                                                                  41,639,108

Media (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,144,400 AOL Time Warner, Inc. (NON)                                                          30,109,164

Medical Technology (2.5%)
-------------------------------------------------------------------------------------------------------------------
          1,810,100 Medtronic, Inc.                                                                      89,183,627

Natural Gas Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,041,000 Dynegy, Inc. Class A                                                                 24,827,850

Pharmaceuticals (16.7%)
-------------------------------------------------------------------------------------------------------------------
            851,400 Allergan, Inc.                                                                       56,830,950
          1,068,300 Eli Lilly & Co.                                                                      80,229,330
          1,824,400 Johnson & Johnson                                                                   104,921,244
          1,273,400 King Pharmaceuticals, Inc. (NON)                                                     46,351,760
          5,051,900 Pfizer, Inc.                                                                        210,512,673
          2,765,400 Schering-Plough Corp.                                                                89,543,652
                                                                                                      -------------
                                                                                                        588,389,609

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            397,000 Mirant Corp. (NON)                                                                    3,973,970

Restaurants (1.8%)
-------------------------------------------------------------------------------------------------------------------
          2,611,200 Starbucks Corp. (NON)                                                                62,068,224

Retail (8.3%)
-------------------------------------------------------------------------------------------------------------------
            329,000 Best Buy Companies, Inc. (NON)                                                       24,346,000
          2,800,100 Lowe's Companies, Inc.                                                              129,000,607
          2,327,900 Wal-Mart Stores, Inc.                                                               139,627,442
                                                                                                      -------------
                                                                                                        292,974,049

Semiconductor (0.5%)
-------------------------------------------------------------------------------------------------------------------
            324,900 KLA-Tencor Corp. (NON)                                                               18,610,272

Software (9.5%)
-------------------------------------------------------------------------------------------------------------------
            348,400 Check Point Software Technologies, Ltd. (Israel) (NON)                               12,716,600
            308,900 Electronic Arts, Inc. (NON)                                                          16,393,323
          3,955,200 Microsoft Corp. (NON)                                                               251,985,792
          1,118,800 Oracle Corp. (NON)                                                                   19,310,488
            861,200 VERITAS Software Corp. (NON)                                                         36,644,060
                                                                                                      -------------
                                                                                                        337,050,263

Technology Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
            753,700 Electronic Data Systems Corp.                                                        47,189,157

Telecommunications (0.4%)
-------------------------------------------------------------------------------------------------------------------
            899,600 Sprint Corp. (PCS Group) (NON)                                                       14,735,448

Tobacco (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,917,800 Philip Morris Companies, Inc.                                                        96,100,958
                                                                                                     --------------
                    Total Common Stocks (cost $3,531,871,692)                                        $3,491,803,754

UNITS (0.4%) (a) (cost $16,000,919)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            241,075 Lehman Brothers Holdings, Inc. 144A Structured
                    Warrants (issued by Lehman Brothers
                    Finance S.A.) expiration 9/2/02                                                  $   15,631,303

SHORT-TERM INVESTMENTS (4.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$       126,460,922 Short-term investments held as collateral for loaned securities with yields ranging from 1.74% to 2.31%
                    and due dates ranging from February 1, 2002 to
                    March 28, 2002 (d)                                                               $  126,316,692
         19,381,000 Interest in $500,000,000 joint tri-party repurchase agreement dated January 31, 2002 with Goldman
                    Sachs & Co. due February 1, 2002 with respect
                    to various U.S. Government obligations --
                    maturity value of $19,382,034 for an effective yield
                    of 1.92%                                                                             19,381,000
          6,006,000 Interest in $209,627,000 joint repurchase agreement dated January 31, 2002 with S.B.C. Warburg, Inc.
                    due February 1, 2002 with respect to various
                    U.S. Government obligations -- maturity value
                    of $6,006,317 for an effective yield of 1.90%                                         6,006,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $151,703,692) (b)                             $  151,703,692
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,699,576,303) (b)                                      $3,659,138,749
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,532,755,376.

  (b) The aggregate identified cost on a tax basis is $3,755,201,607, resulting in gross unrealized appreciation and depreciation of $269,882,516 and $365,945,374, respectively, or net unrealized depreciation of $96,062,858.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

  (d) See footnote 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value including $121,314,472 of securities
on loan (identified cost $3,699,576,303) (Note 1)                            $3,659,138,749
-------------------------------------------------------------------------------------------
Cash                                                                                    574
-------------------------------------------------------------------------------------------
Dividends and other receivables                                                   1,353,173
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,415,581
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   15,824,567
-------------------------------------------------------------------------------------------
Total assets                                                                  3,679,732,644

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  4,002,645
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        7,766,374
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      5,135,231
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,293,280
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        85,077
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,899
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,820,202
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              126,316,692
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              553,868
-------------------------------------------------------------------------------------------
Total liabilities                                                               146,977,268
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,532,755,376

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $5,865,078,452
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                        (13,666,847)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (2,278,218,675)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (40,437,554)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $3,532,755,376

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,732,690,468 divided by 120,568,117 shares)                                       $14.37
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.37)*                              $15.25
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,431,201,913 divided by 102,935,295 shares)**                                     $13.90
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($164,894,853 divided by 11,709,829 shares)**                                        $14.08
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($61,750,280 divided by 4,397,390 shares)                                            $14.04
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.04)*                              $14.55
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($142,217,862 divided by 9,809,245 shares)                                           $14.50
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended January 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividend                                                                      $  12,556,650
-------------------------------------------------------------------------------------------
Interest                                                                            622,555
-------------------------------------------------------------------------------------------
Securities lending                                                                  126,682
-------------------------------------------------------------------------------------------
Total investment income                                                          13,305,887

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 10,315,577
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,479,013
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    31,188
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     23,714
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,305,622
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             7,680,262
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               892,866
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               251,970
-------------------------------------------------------------------------------------------
Other                                                                             2,216,601
-------------------------------------------------------------------------------------------
Total expenses                                                                   27,196,813
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (224,079)
-------------------------------------------------------------------------------------------
Net expenses                                                                     26,972,734
-------------------------------------------------------------------------------------------
Net investment loss                                                             (13,666,847)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (774,975,154)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,666,100)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                             281,411,301
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (496,229,953)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(509,896,800)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       January 31          July 31
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                $  (13,666,847) $   (50,774,458)
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (777,641,254)  (1,365,814,538)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             281,411,301   (2,174,006,902)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
from operations                                                      (509,896,800)  (3,590,595,898)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                                                (340,388,831)     817,141,609
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (850,285,631)  (2,773,454,289)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 4,383,041,007    7,156,495,296
--------------------------------------------------------------------------------------------------
End of period (including accumulated
net investment loss of $13,666,847
and $--, respectively)                                             $3,532,755,376   $4,383,041,007
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.23       $29.58       $21.54       $16.99       $13.38       $10.15
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            (.03)(a)     (.11)(a)     (.16)(a)     (.09)(a)     (.07)(a)(d)   .03(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.83)      (13.24)        8.20         4.64         3.71         4.43
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.86)      (13.35)        8.04         4.55         3.64         4.46
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --           --         (.04)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)       (1.19)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --           --           --         (.03)       (1.23)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.37       $16.23       $29.58       $21.54       $16.99       $13.38
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.46)*     (45.13)       37.33        26.78        27.23        47.34
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,732,690   $2,110,835   $3,177,205   $1,348,515     $287,291       $5,385
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .56*         .99          .97         1.01         1.25(d)      1.05(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.20)*       (.49)        (.59)        (.48)        (.43)(d)      .20(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.80*       87.48        45.65        82.18        70.90       145.10
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.04% for the period ended July 31, 1998 and 0.73% for the period ended July 31, 1997.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                           For the period
Per-share                           January 31                                          Aug. 1, 1997+
operating performance               (Unaudited)            Year ended July 31            to July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.76       $28.94       $21.23       $16.86       $13.38
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.27)        (.37)        (.24)        (.18)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.78)      (12.91)        8.08         4.61         3.69
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.86)      (13.18)        7.71         4.37         3.51
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.90       $15.76       $28.94       $21.23       $16.86
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.80)*     (45.54)       36.32        25.92        26.25*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,431,202   $1,822,567   $3,418,795   $1,539,409     $299,195
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .93*        1.74         1.72         1.76         2.00*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.57)*      (1.25)       (1.34)       (1.23)       (1.19)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.80*       87.48        45.65        82.18        70.90
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.04% for the period ended July 31, 1998.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                           January 31                            Feb. 1, 1999+
operating performance              (Unaudited)      Year ended July 31     to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.96       $29.32       $21.50       $21.24
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.27)        (.38)        (.12)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.80)      (13.09)        8.20          .38
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.88)      (13.36)        7.82          .26
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.08       $15.96       $29.32       $21.50
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.78)*     (45.57)       36.37         1.22*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $164,895     $212,621     $320,460      $70,286
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .93*        1.74         1.72          .88*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.57)*      (1.24)       (1.35)        (.63)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.80*       87.48        45.65        82.18
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                           January 31                                        Aug. 1, 1997+
operating performance              (Unaudited)            Year ended July 31            to July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.90       $29.15       $21.34       $16.91       $13.38
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.06)        (.22)        (.30)        (.19)        (.14)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.80)      (13.03)        8.11         4.62         3.70
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.86)      (13.25)        7.81         4.43         3.56
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.04       $15.90       $29.15       $21.34       $16.91
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.70)*     (45.46)       36.60        26.20        26.63*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $61,750      $80,815     $164,703      $90,285      $24,769
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .81*        1.49         1.47         1.51         1.75*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.45)*      (1.00)       (1.08)        (.98)        (.93)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.80*       87.48        45.65        82.18        70.90
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.04% for the period ended July 31, 1998.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                           January 31                            July 1, 1999+
operating performance              (Unaudited)      Year ended July 31      to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.35       $29.73       $21.55       $22.27
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.01)        (.04)        (.10)          --(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.84)      (13.34)        8.28         (.72)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.85)      (13.38)        8.18         (.72)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.50       $16.35       $29.73       $21.55
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.31)*     (45.01)       37.96        (3.23)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $142,218     $156,203      $75,332      $20,808
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .43*         .74          .72          .06*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.07)*       (.20)        (.34)        (.02)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.80*       87.48        45.65        82.18
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Net investment loss was less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
January 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Growth Opportunities Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of large companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes will offer above-average growth potential.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2002, the value of securities loaned amounted to $121,314,472. The fund received cash collateral of $126,316,692, which is pooled with collateral of other Putnam funds into 55 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2001, the fund had a capital loss carryover of approximately $124,035,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $   506,000    July 31, 2006
    28,172,000    July 31, 2007
    62,483,000    July 31, 2008
    32,874,000    July 31, 2009

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2002, the fund's expenses were reduced by $224,079 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,657 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $251,376 and $6,805 from the sale of class A and class M shares, respectively, and received $2,007,784 and $17,512 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received $22,533 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,212,827,063 and $1,494,635,245, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,448,535       $ 224,169,429
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            15,448,535         224,169,429

Shares
repurchased                                (24,971,524)       (360,690,790)
---------------------------------------------------------------------------
Net decrease                                (9,522,989)      $(136,521,361)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 56,706,552      $1,283,978,072
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            56,706,552       1,283,978,072

Shares
repurchased                                (34,024,199)       (698,158,582)
---------------------------------------------------------------------------
Net increase                                22,682,353      $  585,819,490
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,813,530       $  81,977,227
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             5,813,530          81,977,227

Shares
repurchased                                (18,540,444)       (257,435,443)
---------------------------------------------------------------------------
Net decrease                               (12,726,914)      $(175,458,216)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,248,564       $ 583,174,556
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            25,248,564         583,174,556

Shares
repurchased                                (27,704,392)       (550,695,651)
---------------------------------------------------------------------------
Net increase
(decrease)                                  (2,455,828)      $  32,478,905
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    915,160        $ 13,016,197
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               915,160          13,016,197

Shares
repurchased                                 (2,527,286)        (35,714,732)
---------------------------------------------------------------------------
Net decrease                                (1,612,126)       $(22,698,535)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,683,645        $133,926,249
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             5,683,645         133,926,249

Shares
repurchased                                 (3,293,253)        (65,780,419)
---------------------------------------------------------------------------
Net increase                                 2,390,392        $ 68,145,830
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    358,402        $  5,111,151
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               358,402           5,111,151

Shares
repurchased                                 (1,043,516)        (14,642,837)
---------------------------------------------------------------------------
Net decrease                                  (685,114)       $ (9,531,686)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,144,861        $ 26,359,062
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,144,861          26,359,062

Shares
repurchased                                 (1,712,536)        (35,405,009)
---------------------------------------------------------------------------
Net decrease                                  (567,675)       $ (9,045,947)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,258,684        $ 32,071,608
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,258,684          32,071,608

Shares
repurchased                                 (2,003,657)        (28,250,641)
---------------------------------------------------------------------------
Net increase                                   255,027        $  3,820,967
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,192,173        $184,497,355
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             9,192,173         184,497,355

Shares
repurchased                                 (2,171,651)        (44,754,024)
---------------------------------------------------------------------------
Net increase                                 7,020,522        $139,743,331
---------------------------------------------------------------------------


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

C. Beth Cotner
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA061-79238  2AP  3/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Growth Opportunites Fund
Supplement to semiannual Report dated 1/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class
Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class
A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 1/31/02

                                                       NAV
6 months                                             -11.32%
1 year                                               -35.76
5 years                                               31.84
Annual average                                         5.68
Life of fund (since class A inception, 10/2/95)       92.11
Annual average                                        10.86

Share value:                                           NAV
7/31/01                                              $16.35
1/31/02                                              $14.50
----------------------------------------------------------------------------
Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
Research
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Shareholder:

Given the tumultuous environment that dominated Putnam Research Fund's semiannual period in the wake of the terrorist attacks and then the Enron collapse, performance for the six months ended January 31, 2002, though still negative, represents a significant improvement over the prior year's results.

We are not out of the woods yet, but signs are beginning to appear that suggest the economic and market fundamentals are not as dire as many observers believed in the weeks immediately following September 11th. However, exactly when investors will regain their confidence and re-enter the market remains to be seen.

As you will note in this report, we are now simply listing the name of the team or teams responsible for the fund's management rather than individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Global Equity Research and U.S. Large-Cap Core teams

The September 11th attacks and the implosion of Enron in the largest bankruptcy in U.S. history clearly dominated the economic and market environment in which Putnam Research Fund operated during the first half of fiscal 2002. A surge of stock market strength during the fourth quarter provided a performance boost but was not enough to pull the fund's numbers into positive territory. As a result, your fund underperformed its benchmark, the Standard & Poor's 500 Index.

Total return for 6 months ended 1/31/02

       Class A           Class B           Class C          Class M
     NAV      POP      NAV     CDSC      NAV     CDSC     NAV      POP
-----------------------------------------------------------------------
   -9.25%  -14.48%   -9.60%  -14.12%   -9.61%  -10.51%  -9.44%  -12.63%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* PORTFOLIO TILT TOWARD GROWTH STOCKS HURT RESULTS

It might be useful to take a moment here to review the fund's investment strategy and then to place it in the context of the market environment that prevailed during the period. The strategy's underlying concept is to select holdings on the basis of recommendations from individual analysts rather than to focus on, say, growth-oriented stocks or value-oriented stocks. Not all of these holdings, of course, will prosper in any given market situation, and as it happened, the fund's underperformance during the period was largely the result of poor performance on the part of individual holdings. Although some were sold, we chose to retain others because of their favorable long-term prospects.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals   10.2%

Banking            9.3%

Conglomerates      6.6%

Oil and gas        5.7%

Software           5.5%

Footnote reads:
*Based on net assets as of 1/31/02. Holdings will vary over time.


It now appears that the events of September 11th may have provided the final shove into recession. The Federal Reserve Board's response by pumping money into the economy with its sharp reduction in interest rates may have produced a similar snap-back in the economy. The economic environment that we see shaping up is one in which the selection of portfolio holdings quite likely will best be done on a stock-by-stock basis rather than concentrating on economic sectors. We have already seen how the various sectors produced both winners and losers in the confusing economic and market climate of the past several months.

Your fund should be ideally suited to benefit from such an environment, since that focus has been at the heart of its investment strategy from the beginning. The fund's emphasis on stock picking is meant to be largely sector and style neutral relative to the benchmark. The analysts on the fund's management teams contribute their best ideas based primarily on fundamental research.

* CONSUMER STAPLES, UTILITIES MAKE STRONGEST SHOWING

Even the battered technology sector provided some reasons for optimism during the period. These included computer giant Hewlett-Packard Co., whose results, while not positive, were stronger on a relative basis than the sector as a whole, and technology services company, KPMG Consulting, Inc. While these holdings, and others discussed in this report, were viewed favorably at the end of the period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

Two California utilities, PG&E Corp. and Edison International, contributed positively to results. Both companies had been hit hard in the wake of a flawed deregulation process. In recent months, the companies have received rate increases while their costs have dropped significantly. This combination has dramatically improved the prospects of both companies and they are now well on their way to working out their difficulties.

Companies that provide for our everyday needs, such as fund holdings Kraft Foods, Inc., Philip Morris Companies, Inc., and retailer TJX Companies, Inc., were positive performers during the period. Some financial holdings also did well for the fund, including The Goldman Sachs Group, Inc., and credit card company MBNA Corp.

* ABSENCE OF ENRON WAS DEFINITE PLUS

Not surprisingly, technology provided some holdings that detracted from results. The most significant were Motorola Corp. and Compaq Computer Corp., which the fund still holds for their long-term potential. BEA Systems and VERITAS Software Corp. also generated losses for the fund, and were sold.

Fund Profile

Putnam Research Fund seeks capital appreciation by investing primarily in common stocks recommended by members of Putnam's Global Equity Research and U.S. Large-Cap Core teams. The portfolio typically consists of large U.S.-based companies believed to offer strong growth potential. The fund is managed with no predetermined style bias; its portfolio may contain both growth and value stocks. The fund is appropriate for investors seeking long-term growth of capital.

Conglomerate Tyco International, Ltd., was a positive contributor through December but turned negative in January, though we retained it in the belief that it is still attractively valued. Schering-Plough Corp. in the pharmaceutical sector also underperformed, but its attractive valuation warrants continued holding. On the other hand, Providian Financial Corp., in the consumer finance sector, registered a steep decline during the period. The position was eliminated.

Although the absence of Enron in the portfolio was a definite plus, the fund, as well as all other equity investors, will feel the effects of the huge company's collapse for some time to come. Accounting practices and other matters will come under extreme scrutiny by regulators, financial industry analysts, and accountants. Earnings estimates will be reduced and in general we are likely to see an overreaction to these uncertainties.

* OUTLOOK: MODERATE GAINS IN 2002

On the positive side, however, such short-term uncertainties often open the door for opportunities over the long term and we will remain alert to identify and act upon them. We have also been encouraged by how well productivity has held up during the slowdown and also by the prospect that the productivity gains of the latter half of the 1990s will likely be sustained in the years ahead. Our current thinking is that the monetary policy and fiscal stimulus now taking place should combine with the prospect of more corporate restructurings and sustained productivity growth to lift the U.S. economy out of recession in the first half of 2002.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

General Electric Co.
Conglomerate

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

Philip Morris Companies, Inc.
Tobacco

Johnson & Johnson
Pharmaceuticals

Tyco International Ltd. (Bermuda)
Conglomerate

SBC Communications, Inc.
Regional Bell

Pharmacia Corp.
Pharmaceuticals

Medtronic, Inc.
Medical technology

Footnote reads:
These holdings represent 31.1% of the fund's net assets as of 1/31/02. Portfolio holdings will vary over time.


We believe current easy monetary conditions, stock valuations still below fair value, and improving prospects for global economic growth all provide support for equity prices in 2002.

In such an environment, we are likely to see the best results coming from stock picking rather than macroeconomic developments. As we have said, we believe the main focus of the markets in the months immediately ahead will be on individual company selections in sectors that are producing more winners than losers -- an environment in which this fund, with its primary focus on fundamental research, is ideally suited to perform.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.


TOTAL RETURN FOR PERIODS ENDED 1/31/02

                    Class A         Class B         Class C         Class M
(inception dates)  (10/2/95)       (6/15/98)       (2/1/99)        (6/15/98)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -9.25% -14.48%  -9.60% -14.12%  -9.61% -10.51%  -9.44% -12.63%
------------------------------------------------------------------------------
1 year         -23.90  -28.30  -24.52  -28.29  -24.49  -25.25  -24.33  -26.99
------------------------------------------------------------------------------
5 years         57.90   48.80   51.31   49.31   52.15   52.15   53.96   48.60
Annual average   9.57    8.27    8.64    8.35    8.76    8.76    9.01    8.24
------------------------------------------------------------------------------
Life of fund   126.24  113.20  114.49  114.49  115.68  115.68  119.05  111.45
Annual average  13.77   12.70   12.81   12.81   12.91   12.91   13.19   12.56
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/02

                          S&P 500              Consumer
                           Index              price index
------------------------------------------------------------------------------
6 months                  -6.01%                 0.11%
------------------------------------------------------------------------------
1 year                   -16.15                  1.08
------------------------------------------------------------------------------
5 years                   54.18                 11.42
Annual average             9.05                  2.19
------------------------------------------------------------------------------
Life of fund             114.53                 15.93
Annual average            12.81                  2.36
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/02

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                  1            --            --            --
------------------------------------------------------------------------------
Income                 $0.0040         --            --            --
------------------------------------------------------------------------------
Capital gains             --           --            --            --
------------------------------------------------------------------------------
  Total                $0.0040         --            --            --
------------------------------------------------------------------------------
Share value:         NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
7/31/01            $14.23  $15.10    $13.86        $13.95    $13.98  $14.49
------------------------------------------------------------------------------
1/31/02             12.91   13.70     12.53         12.61     12.66   13.12
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates)  (10/2/95)       (6/15/98)       (2/1/99)        (6/15/98)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -9.45% -14.64%  -9.80% -14.31%  -9.74% -10.65%  -9.65% -12.79%
------------------------------------------------------------------------------
1 year         -18.91  -23.58  -19.54  -23.56  -19.54  -20.35  -19.33  -22.18
------------------------------------------------------------------------------
5 years         74.20   64.20   66.88   64.87   67.77   67.77   69.85   63.97
Annual average  11.74   10.43   10.78   10.52   10.90   10.90   11.18   10.40
------------------------------------------------------------------------------
Life of fund   132.55  119.14  120.65  120.65  121.84  121.84  125.28  117.46
Annual average  14.46   13.37   13.50   13.50   13.60   13.60   13.88   13.24
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged index of common stock performance. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2002 (Unaudited)

COMMON STOCKS (99.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Agriculture (0.4%)
-------------------------------------------------------------------------------------------------------------------
            253,900 Monsanto Co.                                                                     $    8,454,870

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
            477,100 Southwest Airlines Co.                                                                9,036,274

Automotive (0.3%)
-------------------------------------------------------------------------------------------------------------------
            468,100 Ford Motor Co.                                                                        7,161,930

Banking (9.3%)
-------------------------------------------------------------------------------------------------------------------
            326,900 Bank of America Corp.                                                                20,604,507
            769,800 Bank of New York Company, Inc. (The)                                                 31,546,404
            804,500 Charter One Financial, Inc.                                                          23,958,010
            339,500 Comerica, Inc.                                                                       19,110,455
            173,000 Greenpoint Financial Corp.                                                            7,421,700
          2,345,300 U.S. Bancorp                                                                         48,829,145
            856,700 Wells Fargo & Co.                                                                    39,742,313
            371,200 Zions Bancorporation                                                                 18,686,208
                                                                                                      -------------
                                                                                                        209,898,742

Beverage (2.1%)
-------------------------------------------------------------------------------------------------------------------
            641,200 Coca-Cola Co. (The)                                                                  28,052,500
          1,124,350 Coca-Cola Enterprises, Inc.                                                          18,270,688
                                                                                                      -------------
                                                                                                         46,323,188

Broadcasting (0.9%)
-------------------------------------------------------------------------------------------------------------------
            123,640 Clear Channel Communications, Inc. (NON)                                              5,692,386
            568,900 Echostar Communications Corp. Class A (NON)                                          15,530,970
                                                                                                      -------------
                                                                                                         21,223,356

Cable Television (0.4%)
-------------------------------------------------------------------------------------------------------------------
            651,600 Charter Communications, Inc. Class A (NON)                                            8,027,712

Communications Equipment (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,584,400 Avaya, Inc. (NON)                                                                    13,625,840
          2,290,100 Cisco Systems, Inc. (NON)                                                            45,343,980
                                                                                                      -------------
                                                                                                         58,969,820

Computers (3.6%)
-------------------------------------------------------------------------------------------------------------------
          2,613,500 Compaq Computer Corp.                                                                32,276,725
          2,172,200 Hewlett-Packard Co.                                                                  48,027,342
                                                                                                      -------------
                                                                                                         80,304,067

Conglomerates (6.6%)
-------------------------------------------------------------------------------------------------------------------
          2,328,000 General Electric Co. (SEG)                                                           86,485,200
          1,779,700 Tyco International, Ltd. (Bermuda)                                                   62,556,455
                                                                                                      -------------
                                                                                                        149,041,655

Consumer Finance (2.7%)
-------------------------------------------------------------------------------------------------------------------
            546,300 Household International, Inc.                                                        27,992,412
            945,400 MBNA Corp.                                                                           33,089,000
                                                                                                      -------------
                                                                                                         61,081,412

Consumer Goods (1.7%)
-------------------------------------------------------------------------------------------------------------------
            638,800 Kimberly-Clark Corp.                                                                 38,519,640

Distribution (0.8%)
-------------------------------------------------------------------------------------------------------------------
            580,500 SYSCO Corp.                                                                          17,194,410

Electric Utilities (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,617,500 Edison International                                                                 24,990,375
          1,431,900 PG&E Corp.                                                                           30,785,850
            627,500 Reliant Energy, Inc.                                                                 15,737,700
                                                                                                      -------------
                                                                                                         71,513,925

Electronics (5.4%)
-------------------------------------------------------------------------------------------------------------------
          2,033,900 Agere Systems, Inc. Class A (NON)                                                    10,413,568
            595,400 Broadcom Corp. Class A (NON)                                                         25,286,638
            391,500 Celestica, Inc. (Canada) (NON)                                                       16,521,300
          2,719,400 Motorola, Inc.                                                                       36,195,214
            543,500 PMC - Sierra, Inc. (NON)                                                             12,973,345
            924,600 Sanmina Corp. (NON)                                                                  13,573,128
            647,900 Solectron Corp. (NON)                                                                 7,593,388
                                                                                                      -------------
                                                                                                        122,556,581

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------
            344,000 GlobalSantaFe Corp.                                                                   9,769,600

Entertainment (1.5%)
-------------------------------------------------------------------------------------------------------------------
            844,500 Viacom, Inc. Class B (NON)                                                           33,771,555

Financial (3.4%)
-------------------------------------------------------------------------------------------------------------------
          1,621,800 Citigroup, Inc.                                                                      76,873,320

Food (2.9%)
-------------------------------------------------------------------------------------------------------------------
            628,900 General Mills, Inc.                                                                  31,161,995
            909,600 Kraft Foods, Inc. Class A                                                            33,709,776
                                                                                                      -------------
                                                                                                         64,871,771

Health Care Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
            324,400 AmerisourceBergen Corp.                                                              20,998,412
            765,500 HCA, Inc.                                                                            32,533,750
                                                                                                      -------------
                                                                                                         53,532,162

Insurance (0.9%)
-------------------------------------------------------------------------------------------------------------------
            530,400 ACE, Ltd. (Bermuda)                                                                  20,606,040

Investment Banking/Brokerage (1.8%)
-------------------------------------------------------------------------------------------------------------------
            147,500 Goldman Sachs Group, Inc. (The)                                                      12,829,550
            545,600 Merrill Lynch & Company, Inc.                                                        27,814,688
                                                                                                      -------------
                                                                                                         40,644,238

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,156,500 Royal Caribbean Cruises, Ltd.                                                        20,886,390

Machinery (1.2%)
-------------------------------------------------------------------------------------------------------------------
            358,100 Ingersoll-Rand Co. Class A (Bermuda)                                                 15,838,763
            224,700 Parker-Hannifin Corp.                                                                11,019,288
                                                                                                      -------------
                                                                                                         26,858,051

Media (2.0%)
-------------------------------------------------------------------------------------------------------------------
            214,800 Fox Entertainment Group, Inc. Class A (NON)                                           4,575,240
          1,471,800 Liberty Media Corp. Class A (NON)                                                    19,133,400
          1,004,800 Walt Disney Co. (The)                                                                21,161,088
                                                                                                      -------------
                                                                                                         44,869,728

Medical Technology (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,023,000 Medtronic, Inc.                                                                      50,403,210

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
            547,700 Dynegy, Inc. Class A                                                                 13,062,645

Oil & Gas (5.7%)
-------------------------------------------------------------------------------------------------------------------
          2,123,288 Exxon Mobil Corp.                                                                    82,914,396
            727,200 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      36,338,184
            281,200 Unocal Corp.                                                                          9,827,940
                                                                                                      -------------
                                                                                                        129,080,520

Paper & Forest Products (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,289,700 Smurfit-Stone Container Corp. (NON)                                                  20,390,157
            215,600 Weyerhaeuser Co.                                                                     12,573,792
                                                                                                      -------------
                                                                                                         32,963,949

Pharmaceuticals (10.2%)
-------------------------------------------------------------------------------------------------------------------
            372,300 Allergan, Inc.                                                                       24,851,025
            157,100 Andrx Group (NON)                                                                     9,228,054
            699,900 AstraZeneca PLC ADR (United Kingdom)                                                 32,888,301
          1,103,300 Johnson & Johnson                                                                    63,450,783
          1,320,700 Pharmacia Corp.                                                                      53,488,350
          1,418,400 Schering-Plough Corp.                                                                45,927,792
                                                                                                      -------------
                                                                                                        229,834,305

Publishing (0.4%)
-------------------------------------------------------------------------------------------------------------------
            128,800 McGraw-Hill Companies, Inc. (The)                                                     8,253,504

Regional Bells (4.6%)
-------------------------------------------------------------------------------------------------------------------
          1,627,268 SBC Communications, Inc.                                                             60,941,187
            934,200 Verizon Communications, Inc.                                                         43,300,170
                                                                                                      -------------
                                                                                                        104,241,357

Restaurants (0.9%)
-------------------------------------------------------------------------------------------------------------------
            887,900 Starbucks Corp. (NON)                                                                21,105,383

Retail (4.7%)
-------------------------------------------------------------------------------------------------------------------
            648,800 Bed Bath & Beyond, Inc. (NON)                                                        22,435,504
            846,500 J.C. Penney Co., Inc.                                                                21,052,455
          1,567,800 Limited, Inc. (The)                                                                  29,082,690
            825,000 TJX Companies, Inc. (The)                                                            34,105,500
                                                                                                      -------------
                                                                                                        106,676,149

Software (5.5%)
-------------------------------------------------------------------------------------------------------------------
            396,500 Adobe Systems, Inc.                                                                  13,362,050
            508,400 BMC Software, Inc. (NON)                                                              8,983,428
          1,595,900 Microsoft Corp. (NON)                                                               101,674,789
                                                                                                      -------------
                                                                                                        124,020,267

Technology Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,287,800 KPMG Consulting, Inc. (NON)                                                          21,377,480

Telecommunications (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,763,300 Qwest Communications International, Inc.                                             18,514,650

Tobacco (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,279,200 Philip Morris Companies, Inc.                                                        64,100,712

Waste Management (0.9%)
-------------------------------------------------------------------------------------------------------------------
            703,800 Waste Management, Inc.                                                               20,283,516
                                                                                                      -------------
                    Total Common Stocks (cost $2,291,257,965)                                        $2,245,908,084

SHORT-TERM INVESTMENTS (1.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         7,353,146 Short-term investments held as collateral for loaned securities with yields ranging from 1.74% to 2.31%
                    and due dates ranging from February 1, 2002
                    to March 28, 2002 (d)                                                            $    7,344,760
         28,905,000 Interest in $450,000,000 joint repurchase agreement dated January 31, 2002 with Morgan Stanley Dean
                    Witter & Co. due February 1, 2002 with respect
                    to various U.S. Government obligations -- maturity
                    value of $28,906,542 for an effective yield of 1.92%                                 28,905,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $36,249,760)                                  $   36,249,760
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,327,507,725)                                          $2,282,157,844
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,256,737,433.

  (b) The aggregate identified cost on a tax basis is $2,372,254,552, resulting in gross unrealized appreciation and depreciation of $72,712,762 and $162,809,470, respectively, or net unrealized depreciation of $90,096,708.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January
      31, 2002.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

  (d) See footnote 1 to financial statements.


------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2002
                                      Aggregate Face  Expiration   Unrealized
                       Total Value        Value          Date     Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)                  $3,108,600      $3,058,048      Mar-02       $50,552
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $7,072,735 of securities
on loan (identified cost $2,327,507,725) (Note 1)                            $2,282,157,844
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                        2,077,048
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,100,370
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   43,523,396
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             80,656
-------------------------------------------------------------------------------------------
Total assets                                                                  2,331,939,314

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    127,095
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 58,290,194
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,392,199
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,056,172
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          717,194
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        29,654
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,288
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,135,518
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                7,344,760
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              106,807
-------------------------------------------------------------------------------------------
Total liabilities                                                                75,201,881
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,256,737,433

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,832,746,429
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        170,827
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (530,880,494)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (45,299,329)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,256,737,433

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,125,732,599 divided by 87,218,832 shares)                                        $12.91
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.91)*                              $13.70
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($865,834,167 divided by 69,088,788 shares)**                                        $12.53
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($122,496,914 divided by 9,716,394 shares)**                                         $12.61
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($55,440,085 divided by 4,379,688 shares)                                            $12.66
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.66)*                              $13.12
-------------------------------------------------------------------------------------------
Net asset value, offering price, and redemption price per class Y share
($87,233,668 divided by 6,739,991 shares)                                            $12.94
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended January 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $142,241)                                    $  15,521,399
-------------------------------------------------------------------------------------------
Interest                                                                            486,831
-------------------------------------------------------------------------------------------
Securities lending                                                                   60,317
-------------------------------------------------------------------------------------------
Total investment income                                                          16,068,547

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,369,922
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,732,634
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    34,760
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,904
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,360,938
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,344,380
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               619,078
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               207,569
-------------------------------------------------------------------------------------------
Other                                                                               788,866
-------------------------------------------------------------------------------------------
Total expenses                                                                   15,472,051
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (159,606)
-------------------------------------------------------------------------------------------
Net expenses                                                                     15,312,445
-------------------------------------------------------------------------------------------
Net investment income                                                               756,102
-------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1)                                      (257,220,159)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,138,622)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                              30,233,639
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (229,125,142)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(228,369,040)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       January 31          July 31
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                       $      756,102   $   (1,265,235)
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (259,358,781)    (244,514,149)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              30,233,639     (194,689,230)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
from operations                                                      (228,369,040)    (440,468,614)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net realized gain on investments
   Class A                                                               (339,914)     (87,177,057)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --      (82,716,580)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --      (10,726,962)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (5,591,295)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (245,361)      (3,403,107)
--------------------------------------------------------------------------------------------------
From return of capital
   Class A                                                                     --         (170,240)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (161,530)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (20,948)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (10,919)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (6,645)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      82,713,522    1,005,367,463
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (146,240,793)     374,913,566

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 2,402,978,226    2,028,064,660
--------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $170,827
and $--, respectively                                              $2,256,737,433   $2,402,978,226
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                    Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.23       $18.69       $16.60       $13.49       $13.58        $9.75
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .03          .05(c)       .01(c)       .02(c)       .02(c)(e)    .10(e)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.35)       (2.98)        3.10         3.15         2.03         4.52
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.32)       (2.93)        3.11         3.17         2.05         4.62
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --(d)        --           --           --         (.08)        (.09)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)       (1.02)        (.06)       (2.06)        (.70)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (1.53)       (1.02)        (.06)       (2.14)        (.79)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.91       $14.23       $18.69       $16.60       $13.49       $13.58
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (9.25)*     (16.93)       19.32        23.57        18.00        49.62
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,125,733   $1,152,135     $913,312     $475,954      $90,282      $11,509
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .53*        1.05         1.07         1.08         1.04(e)      1.00(e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .20*         .31          .02          .10          .28(e)       .82(e)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 72.37*      162.94       159.24       126.14       129.01       119.20
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction, based on average net assets, of 0.11% for the period ended July 31, 1998, and 0.18% for the period ended July 31, 1997(Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                            January 31                                       June 15, 1998+
operating performance               (Unaudited)           Year ended July 31            to July 31
-----------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.86       $18.38       $16.46       $13.49       $13.00
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (c)                 (.02)        (.07)        (.13)        (.11)        (.01)(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.31)       (2.92)        3.07         3.14          .50
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.33)       (2.99)        2.94         3.03          .49
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain on invest          --        (1.53)       (1.02)        (.06)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (1.53)       (1.02)        (.06)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.53       $13.86       $18.38       $16.46       $13.49
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (9.60)*     (17.58)       18.41        22.53         3.77*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $865,834     $960,638     $906,430     $494,452      $66,317
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .90*        1.80         1.82         1.83          .26*(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.17)*       (.44)        (.73)        (.66)        (.12)*(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 72.37*      162.94       159.24       126.14       129.01
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction, based on average net assets, of 0.11% for the period ended July 31, 1998(Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                     Six months
                                       ended                             For the period
Per-share                            January 31                           Feb. 1, 1999+
operating performance               (Unaudited)     Year ended July 31     to July 31
----------------------------------------------------------------------------------------
                                       2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.95       $18.49       $16.55       $15.81
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (c)                 (.02)        (.07)        (.13)        (.05)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.32)       (2.94)        3.09          .79
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.34)       (3.01)        2.96          .74
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)       (1.02)          --
----------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (1.53)       (1.02)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.61       $13.95       $18.49       $16.55
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (9.61)*     (17.58)       18.43         4.68*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $122,497     $136,897     $106,087      $31,963
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .90*        1.80         1.82          .91*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.17)*       (.44)        (.73)        (.35)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 72.37*      162.94       159.24       126.14
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                          For the period
Per-share                            January 31                                       June 15, 1998+
operating performance               (Unaudited)          Year ended July 31             to July 31
-----------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.98       $18.48       $16.51       $13.49       $13.00
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (c)                 (.01)        (.03)        (.08)        (.06)        (.01)(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.31)       (2.94)        3.07         3.14          .50
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.32)       (2.97)        2.99         3.08          .49
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)       (1.02)        (.06)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (1.53)       (1.02)        (.06)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.66       $13.98       $18.48       $16.51       $13.49
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (9.44)*     (17.36)       18.67        22.90         3.77*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $55,440      $62,268      $62,834      $42,359       $7,244
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .78*        1.55         1.57         1.58          .23*(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.05)*       (.19)        (.47)        (.40)        (.08)*(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 72.37*      162.94       159.24       126.14       129.01
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction, based on average net assets, of 0.11% for the period ended July 31, 1998(Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                    Six months
                                      ended                  For the period
Per-share                           January 31   Year ended  April 4, 2000+
operating performance              (Unaudited)    July 31     to July 31
---------------------------------------------------------------------------
                                       2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.28       $18.71       $18.94
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .04          .09          .01
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.34)       (2.99)        (.24)
---------------------------------------------------------------------------
Total from
investment operations                  (1.30)       (2.90)        (.23)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net investment income              (.04)          --           --
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)          --
---------------------------------------------------------------------------
From return of capital                    --           --(d)        --
---------------------------------------------------------------------------
Total distributions                     (.04)       (1.53)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $12.94       $14.28       $18.71
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (9.14)*     (16.74)       (1.21)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $87,234      $91,040      $39,402
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .40*         .80          .27*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .33*         .56          .08*
---------------------------------------------------------------------------
Portfolio turnover (%)                 72.37*      162.94       159.24
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
January 31, 2001 (Unaudited)


Note 1
Significant accounting policies

Putnam Research Fund ("the fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), an indirect wholly-owned subsidiary of Putnam LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2002, the value of securities loaned amounted to $7,072,735. The fund received cash collateral of $7,344,760 which is pooled with collateral of other Putnam funds into 55 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The base fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 ("S&P 500") composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3.0%, subject to a maximum increase or decrease of 0.07% of average net assets. As of January 31, 2002 the management fee has been increased by 0.01% at each tier.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At January 31, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2002, the fund's expenses were reduced by $159,606 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,074 has been allocated to the fund, and an additional fee for each Trustee meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $248,114 and $8,231 from the sale of class A and class M shares, respectively, and received $803,427 and $13,121 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received $14,395 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,644,851,580 and $1,570,632,507, respectively. There were no purchases and sales of U.S. government obligations.


Note 4
Capital shares

At July 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,996,661        $243,876,775
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   24,219             325,001
---------------------------------------------------------------------------
                                            19,020,880         244,201,776

Shares
repurchased                                (12,781,481)       (162,696,116)
---------------------------------------------------------------------------
Net increase                                 6,239,399        $ 81,505,660
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 42,507,899        $682,320,038
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,022,412          84,225,842
---------------------------------------------------------------------------
                                            47,530,311         766,545,880

Shares
repurchased                                (15,420,732)       (240,625,905)
---------------------------------------------------------------------------
Net increase                                32,109,579        $525,919,975
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,395,837        $117,240,315
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             9,395,837         117,240,315

Shares
repurchased                                 (9,605,807)       (118,618,189)
---------------------------------------------------------------------------
Net decrease                                  (209,970)       $ (1,377,874)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,658,757        $406,519,159
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,641,111          76,207,071
---------------------------------------------------------------------------
                                            30,299,868         482,726,230

Shares
repurchased                                (10,318,978)       (156,941,211)
---------------------------------------------------------------------------
Net increase                                19,980,890        $325,785,019
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,576,554         $19,814,941
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,576,554          19,814,941

Shares
repurchased                                 (1,676,621)        (20,862,356)
---------------------------------------------------------------------------
Net increase                                  (100,067)        $(1,047,415)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,488,243         $88,393,089
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  539,203           8,913,028
---------------------------------------------------------------------------
                                             6,027,446          97,306,117

Shares
repurchased                                 (1,948,869)        (29,654,981)
---------------------------------------------------------------------------
Net increase                                 4,078,577         $67,651,136
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    666,612          $8,384,321
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               666,612           8,384,321

Shares
repurchased                                   (739,615)         (9,129,330)
---------------------------------------------------------------------------
Net decrease                                   (73,003)         $ (745,009)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,572,642         $25,337,574
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  328,480           5,433,074
---------------------------------------------------------------------------
                                             1,901,122          30,770,648

Shares
repurchased                                   (848,350)        (13,218,022)
---------------------------------------------------------------------------
Net increase                                 1,052,772         $17,552,626
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,501,921         $18,858,092
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   18,229             245,361
---------------------------------------------------------------------------
                                             1,520,150          19,103,453

Shares
repurchased                                 (1,154,874)        (14,725,293)
---------------------------------------------------------------------------
Net increase                                   365,276         $ 4,378,160
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,619,926         $89,191,354
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  202,926           3,409,752
---------------------------------------------------------------------------
                                             5,822,852          92,601,106

Shares
repurchased                                 (1,554,274)        (24,142,399)
---------------------------------------------------------------------------
Net increase                                 4,268,578         $68,458,707
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin M. Scott
Vice President

Paul C. Warren
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA067-79240  2AQ/2JK/2JL/2JM  3/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Research Fund
Supplement to semiannual Report dated 1/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class
Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class
A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 1/31/02

                                                         NAV
6 months                                                -9.14%
1 year                                                 -23.77
5 years                                                 58.62
Annual average                                           9.67
Life of fund (since class A inception, 10/2/95)        127.27
Annual average                                          13.85

Share value:                                             NAV
7/31/01                                               $14.28
1/31/02                                               $12.94
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     1       $0.036            --           $0.036
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
International
Large Cap
Growth Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The global reach of September 11th was graphically demonstrated by its adverse effects on the performance of Putnam International Large Cap Growth Fund during the fiscal year ended January 31, 2002. Even before the attacks, however, non-U.S. equity markets were experiencing difficulties, especially in technology and telecommunications, two areas that had fueled much of the growth in international equities before the markets topped out.

On the following pages, your fund's managers provide a detailed account of the challenges they faced in response to a rapidly shifting international market environment. Fiscal 2001 will be remembered for its frustrations as gains in some areas were diminished by losses in others. Meanwhile, the team remains focused on positioning for the return of a better growth-stock environment.

As you will note in this report, we are now simply listing the name of the team responsible for the fund's management rather than individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam International Growth Team

In the months since the dot-com bubble burst in early 2001, growth investors have faced one serious challenge after another. Technology and telecommunications had been the engines that drove much of the performance in growth funds. Since their meltdown, both sectors continue to be battered by the weakening economy, high inventories, saturated markets around the world, and a shortage of capital to invest in the next generation of technology. The terrorist attacks of September 11th and the uncertainty and confusion they caused in financial markets around the world created an environment that was even more difficult for international growth investors. Putnam International Large Cap Growth Fund was able to find pockets of opportunity, primarily in health-care and communications services, but losses in the technology and financial sectors offset those gains and the fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, for the annual period ending January 31, 2002. For more information, see page 8.

Total return for 12 months ended 1/31/02

                    NAV              POP
-----------------------------------------------------------------------
                 -28.19%          -32.31%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 8.

* CONTRARIAN APPROACH BOLSTERED COMMUNICATIONS SERVICES, HEALTH-CARE SECTORS

One of the strategies that worked well for the fund was to stay out of the large British, French, and German telecommunications companies that dominate the benchmark's communications services sector. We concentrated instead on investments in smaller companies such as Swisscom and Telecom Corporation of New Zealand, two moderately sized providers of telecommunications services that operate in stable markets with minimal competition. Both generate steady and predictable cash flows and each provided solid returns as the rest of the communications services sector experienced saturated markets, cutthroat pricing, and stagnated subscriber growth. Along the same lines, our decision to underweight Vodafone, a wireless provider in the U.K., had a significant positive impact on performance when the company failed to meet expectations for the period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications    15.6%

Banking               13.7%

Pharmaceuticals       10.8%

Electronics           10.3%

Insurance
and finance            5.9%

Footnote reads:
*Based on net assets as of 1/31/02. Holdings will vary over time.


The fund was more heavily invested in the health-care sector than its benchmark, a strategy that also produced positive results. In fact, a health-care position, Sanofi-Synthlabo, was the fund's top-performing holding for the fiscal year. This French pharmaceutical company has been one of our more solid and steady investments over time, and continues to benefit from a strong product pipeline. AstraZeneca of the U.K. was also a positive contributor, driven in large part by a successful transition from a drug going off patent to a new generation replacement.

* DELAYED TECHNOLOGY ADVANCES DEFERRED GROWTH OPPORTUNITIES

We were able to outperform the benchmark in communications services, but the news was not as good in the technology sector. Two of our technology investments in the U.K., Logica and Amdocs, which have since been sold, suffered the consequences of having products and services leveraged to 3G, a third-generation wireless system. This new system is expected to energize wireless markets worldwide but has been delayed because the companies building it are financially stressed, both by the high cost of the necessary licenses, and the unwillingness of lenders and investors to fund the capital requirements.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Sanofi-Synthelabo SA
France
Pharmaceuticals

HSBC Holdings PLC
United Kingdom
Banking

AstraZeneca PLC
United Kingdom
Pharmaceuticals

Bayerishche Motoren Werke (BMW)
Germany
Automotive

Telecom Corp. of New Zealand
New Zealand
Telecommunications

Dexia
Belgium
Financial

CSR, Ltd.
Australia
Building materials

Portugal Telecom SGPS SA
Portugal
Telecommunications

Banco Popular Espanol
Spain
Banking

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

Footnote reads:
These holdings represent 25.9% of the fund's assets as of 1/31/02. Portfolio holdings will vary over time.

Thomson multimedia and Samsung Electronics Co. Ltd. were two technology holdings that outperformed the benchmark. Thomson is the maker of digital set-top boxes such as the RCA[R]-DirecTV satellite systems, one of the few products in the technology sector for which demand continues to grow.

* FINANCIAL SECTOR PERFORMANCE REFLECTED INVESTOR UNCERTAINTY

During the market's long period of expansion, asset management companies were excellent options for growth investors. Their values were leveraged not only to the size of the market and the increasing number of entering investors, but also to the growth in value of assets under management. As the market has retrenched, investors have rotated into defensive positions in undervalued stocks. Our investments in MLP of Germany, Banca Fideuram of Italy, and Amvescap PLC of the U.K. suffered from this trend. Nevertheless, we think these companies are well positioned in their universe to benefit when the market begins to expand again, which it is expected to do as European workers follow in the footsteps of their American counterparts and take advantage of equity markets to serve as vehicles for retirement savings.

Although the financial sector was on balance a disappointment, one of the fund's better performers was Banco Popular Espaol. This Spanish bank was one of the few in the country to remain domestically oriented, and it therefore skirted the economic instability in Latin American markets, most recently in Argentina.

The unique confluence of factors that fueled the growth market of the last decade are unlikely to recur soon, if ever. Nevertheless, no matter what the market conditions, Putnam International Large Cap Growth Fund's management team will continue to search out growth stocks that are undervalued by the market, and to position the portfolio for maximum results when conditions more favorable to growth stocks inevitably return.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The Putnam International Large Cap Growth Fund seeks capital appreciation by investing mainly in common stocks of large, foreign companies similar in size to the companies in the Morgan Stanley Capital International Europe, Australasia, and Far East Index.

TOTAL RETURN FOR PERIODS ENDED 1/31/02

                                         Morgan Stanley
                                      Capital International     Consumer
                     NAV        POP        EAFE Index         price index
-------------------------------------------------------------------------------
1 year             -28.19%   -32.31%        -25.58%              1.08%
-------------------------------------------------------------------------------
Life of fund
(since 12/29/00)   -29.29    -33.36         -25.62               1.78
Annual average     -27.20    -31.06         -23.89               1.64
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund was sold on a limited basis and had limited assets. For a portion of the period, this fund limited expenses, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 1/31/02

-------------------------------------------------------------------------------
Distributions
(number)                                        1
-------------------------------------------------------------------------------
Income                                      $0.0587
-------------------------------------------------------------------------------
Return of
capital 1                                   $0.0033
-------------------------------------------------------------------------------
  Total                                     $0.0620
-------------------------------------------------------------------------------
Share value:                           NAV            POP
-------------------------------------------------------------------------------
1/31/01                               $8.37          $8.88
-------------------------------------------------------------------------------
1/31/02                                5.95           6.31
-------------------------------------------------------------------------------
1 See page 26.

TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

Since (12/29/00)                                           NAV            POP
-------------------------------------------------------------------------------
1 year                                                  -25.96%        -30.23%
-------------------------------------------------------------------------------
Life of fund                                            -25.96         -30.23
Annual average                                          -25.78         -30.03
-------------------------------------------------------------------------------


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/29/00

              Fund's class A          MSCI EAFE          Consumer price
Date           shares at POP            Index                index

12/29/00          9,279                 9,995               10,069
2/28/01           8,193                 9,245               10,097
3/31/01           7,605                 8,629               10,103
4/30/01           8,126                 9,228               10,132
5/31/01           7,849                 8,903               10,172
6/30/01           7,594                 8,539               10,195
7/31/01           7,361                 8,383               10,167
8/31/01           7,151                 8,171               10,173
9/30/01           6,463                 7,343               10,213
10/31/01          6,641                 7,531               10,178
11/30/01          6,874                 7,809               10,178
12/31/01          6,977                 7,855               10,161
01/31/02         $6,664                $7,438              $10,178

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam International Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Putnam International Large Cap Growth Fund, a series of Putnam Funds Trust including the fund's portfolio, as of January 31, 2002, and the related statement of operations and the statement of changes in net assets and financial highlights for the year ended January 31, 2002 and the period from December 29, 2000 (commencement of operations) to January 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam International Large Cap Growth Fund as of January 31, 2002, the results of its operations, changes in its net assets and financial highlights for the periods described above in conformity with accounting principles generally accepted in the United States of America.

                                                    KPMG  LLP
Boston, Massachusetts
March 7, 2002



THE FUND'S PORTFOLIO
January 31, 2002

COMMON STOCKS (96.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (2.3%)
-------------------------------------------------------------------------------------------------------------------
              9,404 CSR, Ltd.                                                                         $      33,206

Belgium (3.9%)
-------------------------------------------------------------------------------------------------------------------
              2,483 Dexia                                                                                    35,156
                103 Electrabel SA                                                                            20,638
                                                                                                      -------------
                                                                                                             55,794

Canada (1.4%)
-------------------------------------------------------------------------------------------------------------------
                300 Investors Group, Inc.                                                                     5,000
                275 Manulife Financial Corp.                                                                  6,987
                140 PanCanadian Energy Corp.                                                                  3,764
                275 Rogers Communications Class B (NON)                                                       4,393
                                                                                                      -------------
                                                                                                             20,144

Finland (1.6%)
-------------------------------------------------------------------------------------------------------------------
              1,009 Nokia OYJ                                                                                23,214

France (12.0%)
-------------------------------------------------------------------------------------------------------------------
                202 Aventis SA                                                                               14,022
                205 L'Oreal SA                                                                               13,904
                 55 M6-Metropole Television                                                                   1,352
              2,685 Orange SA (NON)                                                                          19,713
                345 Peugeot SA                                                                               13,609
                716 Sanofi-Synthelabo SA                                                                     47,945
                132 Societe Television Francaise I                                                            3,079
              1,003 Thomson Multimedia SA (NON)                                                              29,982
                 64 TotalFinaElf SA Class B                                                                   8,973
                335 Vinci SA                                                                                 19,982
                300 Wanadoo (NON)                                                                             1,629
                                                                                                      -------------
                                                                                                            174,190

Germany (9.6%)
-------------------------------------------------------------------------------------------------------------------
                 82 Allianz AG                                                                               18,385
              1,020 Bayerische Motoren Werke (BMW) AG                                                        37,224
                 45 Deutsche Bank AG                                                                          2,777
                 90 E.On AG                                                                                   4,570
                 90 Epcos AG                                                                                  3,548
                365 Infineon Technologies AG                                                                  7,775
                157 Merck KGaA                                                                                4,770
                264 Marschollek, Lautenschlaeger und
                    Partner (MLP) AG                                                                         15,679
                 52 Muenchener Rueckversicherungs-Gesellschaft AG                                            12,277
                395 Siemens AG                                                                               23,407
                750 T-Online International (NON)                                                              8,263
                                                                                                      -------------
                                                                                                            138,675

Hong Kong (0.6%)
-------------------------------------------------------------------------------------------------------------------
              8,000 China Unicom, Ltd. (NON)                                                                  7,693
              5,000 Pacific Century CyberWorks, Ltd. (NON)                                                    1,314
                                                                                                      -------------
                                                                                                              9,007

Italy (5.9%)
-------------------------------------------------------------------------------------------------------------------
              3,580 Autostrade SpA                                                                           25,298
              1,200 Banca Fideuram SpA                                                                        9,068
                932 ENI SpA                                                                                  12,121
                693 Mediolanum SpA                                                                            5,487
                800 Telecom Italia Mobile SpA                                                                 3,966
              3,665 Telecom Italia SpA                                                                       29,242
                                                                                                      -------------
                                                                                                             85,182

Japan (13.1%)
-------------------------------------------------------------------------------------------------------------------
                300 Benesse Corp.                                                                             6,864
              1,300 Hitachi Chemical Co., Ltd.                                                               12,927
                400 Honda Motor Co., Ltd.                                                                    15,910
                100 Kyocera Corp.                                                                             5,832
                200 Matsushita Communication Industrial Co., Ltd.                                             7,163
                100 Nintendo Co., Ltd.                                                                       14,422
                  5 Nippon Telegraph and Telephone Corp. (NTT)                                               15,103
                  1 NTT Data Corp.                                                                            3,043
              1,000 Olympus Optical Co., Ltd.                                                                13,817
              2,000 OMRON Corp.                                                                              24,299
                300 Orix Corp.                                                                               23,910
              1,000 Osaka Gas Co., Ltd.                                                                       2,221
                100 Rohm Co., Ltd.                                                                           13,077
              1,000 Sharp Corp.                                                                              10,228
              1,000 Sumitomo Mitsui Banking Corp.                                                             3,163
              2,000 Toppan Printing Co., Ltd.                                                                15,626
                100 Toyota Motor Corp.                                                                        2,579
                                                                                                      -------------
                                                                                                            190,184

Netherlands (5.0%)
-------------------------------------------------------------------------------------------------------------------
              1,065 Aegon NV                                                                                 24,841
                890 ING Groep NV                                                                             22,291
                505 Royal Dutch Petroleum Co.                                                                24,949
                                                                                                      -------------
                                                                                                             72,081

New Zealand (2.5%)
-------------------------------------------------------------------------------------------------------------------
             15,721 Telecom Corp. of New Zealand, Ltd.                                                       35,486

Norway (1.2%)
-------------------------------------------------------------------------------------------------------------------
                750 DnB Holdings ASA                                                                          3,379
                 65 Norsk Hydro ASA                                                                           2,725
                650 Statoil ASA (NON)                                                                         4,179
              1,900 Telenor ASA                                                                               7,391
                                                                                                      -------------
                                                                                                             17,674

Portugal (2.2%)
-------------------------------------------------------------------------------------------------------------------
              4,305 Portugal Telecom SGPS SA (NON)                                                           32,051

Singapore (1.5%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Chartered Semiconductor Manufacturing, Ltd. (NON)                                        12,418
                135 Flextronics International, Ltd. (NON)                                                     2,997
              1,000 Singapore Airlines, Ltd.                                                                  7,026
                                                                                                      -------------
                                                                                                             22,441

South Korea (2.8%)
-------------------------------------------------------------------------------------------------------------------
                175 Korea Telecom Corp. ADR                                                                   3,435
                120 Samsung Electronics Co., Ltd.                                                            27,437
                 50 SK Telecom Co., Ltd.                                                                      9,739
                                                                                                      -------------
                                                                                                             40,611

Spain (3.3%)
-------------------------------------------------------------------------------------------------------------------
                942 Banco Popular Espanol                                                                    31,928
                936 Iberdrola SA                                                                             11,117
                350 Telefonica S.A. (NON)                                                                     4,112
                                                                                                      -------------
                                                                                                             47,157

Switzerland (8.0%)
-------------------------------------------------------------------------------------------------------------------
                112 Nestle SA                                                                                24,282
                193 Novartis AG                                                                               6,615
                110 Roche Holdings AG                                                                         7,312
                260 STMicroelectronics NV                                                                     8,045
                300 Swatch Group AG (The) Class B                                                            23,624
                 97 Swisscom AG                                                                              28,003
                335 Syngenta AG (NON)                                                                        18,069
                                                                                                      -------------
                                                                                                            115,950

United Kingdom (19.5%)
-------------------------------------------------------------------------------------------------------------------
                375 3i Group PLC                                                                              4,059
                600 Allied Domecq PLC                                                                         3,349
                260 Amersham PLC                                                                              2,416
              1,420 Amvescap PLC                                                                             19,205
                977 AstraZeneca PLC                                                                          44,873
                694 Barclays PLC                                                                             21,900
                975 BG Group PLC                                                                              3,954
                623 BP PLC                                                                                    4,825
              1,950 Brambles Industries PLC (NON)                                                             8,970
                425 Exel PLC                                                                                  4,625
              1,261 GlaxoSmithKline PLC                                                                      30,099
              1,822 GUS PLC                                                                                  17,033
              4,144 HSBC Holdings PLC                                                                        46,440
              1,605 Next PLC                                                                                 21,208
                269 Severn Trent PLC                                                                          2,760
                434 Shell Transport & Trading Co. PLC                                                         2,947
                600 Standard Chartered PLC                                                                    6,626
              9,834 Vodafone Group PLC                                                                       21,159
                570 Willis Group Holdings, Ltd. (NON)                                                        15,265
                                                                                                      -------------
                                                                                                            281,713
                                                                                                      -------------
                    Total Common Stocks (cost $1,527,987)                                             $   1,394,760

SHORT-TERM INVESTMENTS (3.9%) (a) (cost $56,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            56,000 Interest in $750,000,000 joint tri-party repurchase agreement dated January 31, 2002 with S.B.C.
                    Warburg Securities due February 1, 2002
                    with respect to various U.S. Government
                    obligations -- maturity value of $56,003 for
                    an effective yield of 1.92%                                                       $      56,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,583,987)                                               $   1,450,760
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,446,960.

  (b) The aggregate identified cost on a tax basis is $1,590,385, resulting in gross unrealized appreciation and depreciation of $50,628 and $190,253, respectively, or net unrealized depreciation of $139,625.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentration greater than 10% at January 31, 2002 (as a percentage of net assets):

            Telecommunications       15.6%
            Banking                  13.7
            Pharmaceuticals          10.8
            Electronics              10.3

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,583,987) (Note 1)        $1,450,760
-------------------------------------------------------------------------------------------
Cash                                                                                    635
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                            2,022
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       23,796
-------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                      1,478
-------------------------------------------------------------------------------------------
Total assets                                                                      1,478,691

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     25,976
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              190
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           14
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3
-------------------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                                   2,000
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                3,548
-------------------------------------------------------------------------------------------
Total liabilities                                                                    31,731
-------------------------------------------------------------------------------------------
Net assets                                                                       $1,446,960

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $2,046,812
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (1,025)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (465,545)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                  (133,282)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,446,960

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,446,960 divided by 243,266 shares)                                                $5.95
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $5.95)                                 $6.31
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended January 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,251)                                          $  25,498
-------------------------------------------------------------------------------------------
Interest                                                                                452
-------------------------------------------------------------------------------------------
Total investment income                                                              25,950

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     12,682
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,441
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     1,389
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         40
-------------------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                               1,814
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               5,748
-------------------------------------------------------------------------------------------
Auditing                                                                             12,825
-------------------------------------------------------------------------------------------
Legal                                                                                 3,550
-------------------------------------------------------------------------------------------
Other                                                                                    26
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (20,699)
-------------------------------------------------------------------------------------------
Total expenses                                                                       19,816
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,505)
-------------------------------------------------------------------------------------------
Net expenses                                                                         18,311
-------------------------------------------------------------------------------------------
Net investment income                                                                 7,639
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (453,496)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (207)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                                  (76)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (113,442)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (567,221)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(559,582)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                      For the period
                                                                                   December 29, 2000
                                                                       Year ended      (commencement
                                                                       January 31  of operations) to
                                                                             2002   January 31, 2001
                                                                       -----------------------------
Decrease in net assets
----------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------
Net investment income                                                      $7,639             $1,393
----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                                    (453,703)           (12,037)
----------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                             (113,518)           (19,764)
----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                     (559,582)           (30,408)
----------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
----------------------------------------------------------------------------------------------------
  From net investment income                                              (14,146)                --
----------------------------------------------------------------------------------------------------
  From return of capital                                                     (785)                --
----------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                          50,076              1,805
----------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (524,437)           (28,603)

Net assets
----------------------------------------------------------------------------------------------------
Beginning of year (Note 5)                                              1,971,397          2,000,000
----------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and undistributed
net investment income of $1,025 and
$1,405, respectively)                                                  $1,446,960         $1,971,397
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------
                                       Year     For the period
Per-share                              ended    Dec. 29, 2000+
operating performance                January 31  to January 31
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.37        $8.50
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(b)             .03          .01
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.39)        (.14)
--------------------------------------------------------------
Total from
investment operations                  (2.36)        (.13)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net investment income              (.06)          --
--------------------------------------------------------------
From return of capital                    --(e)        --
--------------------------------------------------------------
Total distributions                     (.06)          --
--------------------------------------------------------------
Net asset value,
end of period                          $5.95        $8.37
--------------------------------------------------------------
Total return at
market value (%)(c)                   (28.19)       (1.53)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,447       $1,971
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)            1.25          .12*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)             .48          .07*
--------------------------------------------------------------
Portfolio turnover (%)                140.94        14.23*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction, based on average net assets, of 1.31% for the period ended January 31, 2002, and 0.64% for the period ended January 31, 2001 (Note 2).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
January 31, 2002

Note 1
Significant accounting policies

Putnam International Large Cap Growth Fund (the "fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in equity securities of large companies located outside of the United States that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam LLC believes have the potential for capital appreciation.

The fund offers class A shares. Class A shares are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended January 31, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At January 31, 2002, the fund had a capital loss carryover of approximately $411,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $ 11,000    January 31, 2009
       400,000    January 31, 2010

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.

Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended January 31, 2002, the fund reclassified $4,077 to decrease distributions in excess of net investment income and $4,284 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $207. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized offering costs The offering costs of $2,000 have been fully amortized on a straight line basis over a twelve month period as of January 31, 2002. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $5 billion, and 0.47% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through January 31, 2003, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam LLC, and payments under the Trust's distribution plan) would exceed an annual rate of 1.25% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended January 31, 2002, the fund's expenses were reduced by $1,505 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the year ended January 31, 2002, Putnam Retail Management, acting as underwriter received no net commissions from the sale of shares. A deferred sales charge of up to 1% is assessed on certain redemptions of shares. For the year ended January 31, 2002, Putnam Retail Management, acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the year ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,226,572 and $2,174,678, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      5,702             $37,832
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,451              14,931
---------------------------------------------------------------------------
                                                 8,153              52,763

Shares
repurchased                                       (399)             (2,687)
---------------------------------------------------------------------------
Net increase                                     7,754             $50,076
---------------------------------------------------------------------------

                                          For the period December 29, 2000
                                           (commencement of operations) to
                                                          January 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        218              $1,805
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                   218               1,805

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                       218              $1,805
---------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The fund was established as a Massachusetts business trust on September 28, 2000. During the period September 28, 2000 to December 28, 2000, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000 and the issuance of 235,294 shares to Putnam Investments, LLC on December 29, 2000.

At January 31, 2002, Putnam Investments, LLC owned 237,690 of class A shares of the fund (97.8% of class A shares outstanding), valued at $1,414,256.


FEDERAL TAX INFORMATION
(Unaudited)

For the period, interest and dividends from foreign countries were $29,051 or $0.119 per share. Taxes paid to foreign countries were $3,251 or $0.013 per share.

For the year ended January 31, 2002, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service                Principal Occupation(s)
as a Putnam Fund Trustee 2           During Past 5 Years            Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),          President, Baxter              Director of ASHTA Chemicals, Inc.,
Trustee since 1994                   Associates, Inc.               Banta Corporation (a printing and
                                     (a management                  digital imaging firm), Intermatic
                                     consulting and private         Corporation (manufacturer of energy
                                     investments firm)              control products), Ryerson Tull,
                                                                    Inc. (a steel service corporation),
                                                                    Advocate Health Care, and the
                                                                    National Center for Nonprofit
                                                                    Boards. Chairman Emeritus of the
                                                                    Board of Trustees, Mount Holyoke
                                                                    College.

Charles B. Curtis (4/27/40),         President and Chief            Member of the Council on Foreign
Trustee since 2001                   Operating Officer,             Relations, the Electric Power
                                     Nuclear Threat                 Research Institute Advisory
                                     Initiative (a private          Council, the Board of Directors of
                                     foundation dedicated           the Gas Technology Institute, the
                                     reducing the threat            University to of Chicago Board of
                                     of weapons of mass             Governors for Argonne National
                                     destruction)                   Laboratory, the Board of Directors
                                                                    of the Environment and Natural
                                                                    Resources Program Steering
                                                                    Committee, John F. Kennedy School
                                                                    of Government, Harvard University.
                                                                    Until 2001, Mr. Curtis was a
                                                                    Member of the Department of
                                                                    Defense's Policy Board and
                                                                    Director of EG&G Technical
                                                                    Services, Inc. (fossil energy
                                                                    research and development support)
                                                                    and prior to May 1997, Mr.Curtis
                                                                    was Deputy Secretary of Energy.

John A. Hill (1/31/42),              Vice-Chairman and              Director of Devon Energy
Trustee since 1985 and               Managing Director,             Corporation (formerly known as
Chairman since 2000                  First Reserve                  Snyder Oil Corporation),
                                     Corporation                    TransMontaigne Oil Company,
                                     (a registered investment       Continuum Health Partners of
                                     advisor investing in           New York, Sarah Lawrence College,
                                     companies in the               and various private companies owned
                                     world-wide energy              by First Reserve Corporation.
                                     industry on behalf of          Trustee of TH Lee, Putnam
                                     institutional investors)       Investment Trust (a closed-end
                                                                    investment company).

Ronald J. Jackson                    Private investor               Former Chairman, President, and
(12/17/43),                                                         Chief Executive Officer of Fisher-
Trustee since 1996                                                  Price, Inc. (a toy manufacturer).

Paul L. Joskow (6/30/47),            Elizabeth and James            Director, National Grid Group (a
Trustee since 1997                   Killian Professor of           UK-based holding company with
                                     Economics and                  interests in electric power and
                                     Management and                 telecommunications networks), State
                                     Director of the Center         Farm Indemnity Company (an
                                     for Energy and                 automobile insurance company),
                                     and Environmental Policy       the Whitehead Institute for
                                     Research, Massachusetts        Biomedical Research (a non-profit
                                     Institute of Technology        research institution). President of
                                                                    the Yale University Council. Prior
                                                                    to March 2000 and September 1998,
                                                                    Dr. Joskow was a Director of
                                                                    New England Electric System
                                                                    (a public utility holding company)
                                                                    and a consultant to National
                                                                    Economic Research Associates,
                                                                    respectively.

Elizabeth T. Kennan                  President Emeritus of          Chairman, Cambus-Kenneth
(2/25/38),                           Mount Holyoke College          Bloodstock (a limited liability
Trustee since 1992                                                  company involved in thoroughbred
                                                                    horse breeding and farming),
                                                                    Director, Northeast Utilities, and
                                                                    Talbots (a distributor of women's
                                                                    apparel). Trustee of Centre
                                                                    College, Trustee of Notre Dame
                                                                    University, and Member of
                                                                    the Oversight Committee of Folger
                                                                    Shakespeare Library.  Prior to
                                                                    September 2000, June 2000, and
                                                                    November 1999, Dr. Kennan was a
                                                                    Director of Chastain Real Estate,
                                                                    Bell Atlantic, and Kentucky Home
                                                                    Life Insurance, respectively.

John H. Mullin, III                  Chairman and CEO               Director Alex. Brown Realty, Inc.,
(6/15/41),                           of Ridgeway Farm               The Liberty Corporation (a company
Trustee since 1997                   (a limited liability           engaged in the broadcasting
                                     company engaged in             industry), and Progress Energy,
                                     timber and farming)            Inc. (a utility company, formerly
                                                                    known as Carolina Power & Light).
                                                                    Prior to October 1997, January
                                                                    1998, and May 2001, Mr. Mullin was
                                                                    a Director of Dillon, Read and Co.
                                                                    Inc., The Ryland Group, Inc., and
                                                                    Graphic Packaging International
                                                                    Corp., respectively.

Robert E. Patterson                  Senior Partner of Cabot        Chairman of the Joslin Diabetes
(3/15/45),                           Properties, LLP and            Center, Trustee of SEA Education
Trustee since 1984                   Chairman of Cabot              Association, and Director of
                                     Properties, Inc.               Brandywine Trust Company (a trust
                                                                    company). Prior to February 1998,
                                                                    Mr. Patterson was Executive Vice
                                                                    President and Director of
                                                                    Acquisitions of Cabot Partners
                                                                    Limited Partnership. Prior to
                                                                    December 2001, Mr. Patterson was
                                                                    President and Trustee of Cabot
                                                                    Industrial Trust (publicly traded
                                                                    real estate investment trust).

W. Thomas Stephens                   Corporate Director             Director of Qwest Communications
(9/2/42),                                                           (communications company), Xcel
Trustee since 1997                                                  Energy Incorporated (public
                                                                    utility company), TransCanada
                                                                    Pipelines, and Norske Canada, Inc.
                                                                    (paper manufacturer). Prior
                                                                    to July 2001 and October 1999,
                                                                    Mr. Stephens was Chairman of
                                                                    Mail-Well (printing and envelope
                                                                    company) and MacMillan-Bloedel
                                                                    (forest products company),
                                                                    respectively.

W. Nicholas Thorndike                Director of various            Trustee of Northeastern University
(3/28/33),                           corporations and               and Honorary Trustee of
Trustee since 1992                   charitable                     Massachusetts General Hospital.
                                     organizations,                 Prior to September 2000,
                                     including Courier              April 2000, and December 2001,
                                     Corporation (a book            Mr. Thorndike was a Director of
                                     manufacturer) and              Bradley Real Estate, Inc., a
                                     Providence Journal Co.         Trustee of Eastern Utilities
                                     (a newspaper publisher)        Associates, and a Trustee of Cabot
                                                                    Industrial Trust, respectively.

Lawrence J. Lasser*                  President and Chief            Director of Marsh & McLennan
(11/1/42),                           Executive Officer              Companies, Inc. and the United Way
Trustee since 1992                   of Putnam                      of Massachusetts Bay. Member of the
                                     Investments, LLC,              Board of Governors of the
                                     Management, LLC                Investment Company Institute,
                                     and Putnam Investment          Trustee of the Museum of Fine
                                     Management, LLC                Arts, Boston, a Trustee and Member
                                                                    of the Finance and Executive
                                                                    Committees of Beth Israel Deaconess
                                                                    Medical Center, Boston, and a
                                                                    Member of the CareGroup Board of
                                                                    Managers Investment Committee, the
                                                                    Council on Foreign Relations, and
                                                                    the Commercial Club of Boston.

George Putnam, III*                  President, New                 Director of The Boston Family
(8/10/51),                           Generation Research,           Office, L.L.C. (registered
Trustee since 1984 and               Inc. (a publisher of           investment advisor), Trustee of the
President since 2000                 financial advisory and         SEA Education Association, Trustee
                                     of other research services     St. Mark's School, and Trustee of
                                     relating to bankrupt and       Shore Country Day School.
                                     distressed companies) and
                                     New Generation Advisers, Inc.
                                     (a registered investment
                                     adviser)

A.J.C. Smith (4/13/34),*             Director of Marsh &            Director of Trident Corp.(a limited
Trustee since 1986                   McLennan                       partnership with over 30
                                     Companies, Inc                 institutional investors). Trustee
                                                                    of the Carnegie Hall Society, the
                                                                    Educational Broadcasting
                                                                    Corporation and the National
                                                                    Museums of Scotland. Chairman of
                                                                    the Central Park Conservancy.
                                                                    Member of the Board of Overseers of
                                                                    the Joan and Sanford I. Weill
                                                                    Graduate School of Medical Sciences
                                                                    of Cornell University. Prior to
                                                                    May 2000 and November 1999,
                                                                    Mr. Smith was Chairman and CEO,
                                                                    respectively, of Marsh & McLennan
                                                                    Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109.  As of January 31, 2002,
  there were 124 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McClennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McClennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,      Length of Service
Position(s) Held with Fund           Held with Fund                 Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),         Since 2000                     Managing Director, Putnam Investments,
Executive Vice President,                                           LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty                 Since 2000                     Senior Vice President, Putnam
(12/1/46), Senior                                                   Investments, LLC and Putnam Management
Vice President

Michael T. Healy (1/24/58),          Since 2000                     Managing Director, Putnam
Senior Vice President,                                              Investments, LLC
Assistant Treasurer and
Principal Accounting
Officer

Gordon H. Silver (7/3/47),           Since 2000                     Senior Managing Director, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Ian Ferguson (7/3/57),               Since 2000                     Senior Managing Director, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Brett C. Browchuk (2/27/63),         Since 2000                     Managing Director of Putnam Investments,
Vice President                                                      LLC and Putnam Management

Richard G. Leibovitch                Since 2000                     Managing Director of Putnam Investments,
(10/31/63), Vice President                                          LLC and Putnam Management. Prior to
                                                                    February 1999, Managing Director at
                                                                    J.P. Morgan

Richard A. Monaghan                  Since 2000                     Managing Director, Putnam Investments,
(8/25/54),                                                          LLC, Putnam Management and Putnam
Vice President                                                      Retail Management

John R. Verani                       Since 2000                     Senior Vice President, Putnam
(6/11/39),                                                          Investments, LLC and Putnam Management
Vice President

Stephen M. Oristaglio                Since 2000                     Senior Managing Director of Putnam
(8/21/55), Vice President                                           Management. Prior to July 1998, Managing
                                                                    Director, Swiss Bank Corp.

Robert J. Swift (5/15/60),           Since 2000                     Managing Director of Putnam Investments,
Vice President                                                      LLC and Putnam Management

---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Robert Swift
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Large Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


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